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                                                                   EXHIBIT 10.18


            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

                  This Amendment is entered into as of February 28, 1997, among Bank of America National Trust and Savings Association ("BofA"), The Union Bank of California, N.A., as successor by merger to the Bank of California N.A. ("UBOC") and The Good Guys - California, Inc., a California corporation ("Borrower"). BofA and UBOC are sometimes referred to as "Banks" and each is a "Bank."

                                    RECITALS

                  A. The Banks and the Borrower entered into a certain Amended and Restated Credit Agreement dated as of December 27, 1996 (the "Credit Agreement").

                  B. The Banks and the Borrower desire to amend the Agreement.

                                    AGREEMENT

                  1. Definitions. Capitalized terms used but not defined in this Agreement shall have the meaning given to them in the Credit Agreement.

                  2. Amendments. The Credit Agreement is hereby amended as follows:

                           2.1 Paragraph 6.4 is hereby amended to read as follows:

                                    6.4 Adjusted Tangible Net Worth. Maintain on
                  a consolidated basis Adjusted Tangible Net Worth of at least One Hundred Thirty Million Dollars ($130,000,000) as of the end of each calendar quarter. "Adjusted Tangible Net Worth" means Tangible Net Worth minus the proceeds of any public or private offering of stock of the Guarantor on or after September 30, 1996, including stock sold under the Employee Stock Purchase Plan.

                  3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Banks that:

                           (a) There is no event which is, or with notice or lapse of time or both would be, an Event of Default under the Agreement;

                           (b) The representations and warranties in the Agreement are true and correct as of the date of this Amendment as if made on the date of this Amendment;

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                           (c) This Amendment is within the Borrower's powers,
         has been duly authorized, and does not conflict with any of the Borrower's organizational papers; and

                           (d) This Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound.

                  4. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

                  5. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

         This Amendment is executed as of the date first stated above.

BANK OF AMERICA NATIONAL              THE GOOD GUYS - CALIFORNIA,
TRUST AND SAVINGS ASSOCIATION         INC.


By Hagop Bouldoukian                  By    /s/ Dennis C. Carroll
   ------------------------------        -----------------------------
Title Vice President                  Title  CFO
   ------------------------------        -----------------------------
By                                    By
   ------------------------------        -----------------------------
Title                                 Title
   ------------------------------        -----------------------------

THE UNION BANK OF CALIFORNIA
N.A.

By Wanda Headrick
   ------------------------------
Title Vice President
   ------------------------------
By
   ------------------------------
Title
   ------------------------------


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                    Guarantor's Acknowledgment and Agreement

The Guarantor acknowledges the covenants applicable to it as set forth in the foregoing Amendment and agrees to comply with them until full and final payment of all of the Borrower's obligations under the Credit Agreement and any instrument or agreement required under the Credit Agreement.

Date: February 28, 1997


THE GOOD GUYS, INC.

By  /s/ Dennis C. Carroll
   ------------------------------
Title CFO
   ------------------------------
By
   ------------------------------
Title
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